UNLIMITED GUARANTY


        GUARANTY, dated as of November 6, 1998 by GROVE PROPERTY TRUST, a Maryland Real Estate Investment Trust with a business address at 598 Asylum Avenue, Hartford, Connecticut 06105 (the "GUARANTOR"), in favor of BANKBOSTON, N.A. a national banking association, with an office at One Landmark Square, Stamford, Connecticut 06901 (the "BANK"). In consideration of the Bank's giving, in its discretion, time, credit or banking facilities or accommodations to Gerald McNamara (the "CUSTOMER"), the Guarantor agrees as follows:

        1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Customer to the Bank, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise) arising under or in connection with the Revolving Credit Agreement dated of even date herewith between the Customer and the Bank (the "CREDIT AGREEMENT") or any document, agreement and instrument executed in connection therewith (collectively, the "OBLIGATIONS"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Bank first attempts to collect any of the Obligations from the Customer or resort to any security or other means of obtaining their payment. Should the Customer default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Bank, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

        2. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees to pay to the Bank, on demand, all costs and expenses (including court costs and reasonable legal expenses) incurred or expended by Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, at the interest rate set forth in the Credit Agreement; provided, that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

        3. UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.

        4. WAIVERS BY GUARANTORS; BANK'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in

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accordance  with their  respective  terms  regardless of any law,  regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms
or  the  rights  of  the  Bank  with  respect  thereto.   The  Guarantor  waives
presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Customer, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Customer; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity
primarily  or  secondarily  liable  for  any  Obligation   (including,   without
limitation, the release of the Guarantor); (v) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

        5. UNENFORCEABILITY OF OBLIGATIONS AGAINST CUSTOMER. If for any reason the Customer has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from such Customer by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Customer, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

        6. SUBROGATION; SUBORDINATION. Until the payment and performance in full of all Obligations and any and all obligations of the Customer to any affiliate of the Bank, the Guarantor shall not exercise any rights against the Customer arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Bank or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; until the payment and

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performance  of all of the  Obligations  and  any  and  all  Obligations  of the
Customer to any affiliate of the Bank, the Guarantor will not claim any set-off or counterclaim against the Customer in respect of any liability of the Guarantor to the Customer; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Bank or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Customer now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Customer to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

        7. SECURITY; SET-OFF. The Guarantor hereby grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time during the continuance of a Default or an event of Default, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

        8. FURTHER ASSURANCES. The Guarantor agrees to do all such things and execute all such documents, including financing statements, which may be reasonably necessary or desirable to give full effect to this Guaranty and to protect and preserve the rights and powers of the Bank hereunder.

        9. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the payment in full of the Obligations. This Guaranty shall continue to be effective or be reinstated if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of any Customer, or otherwise, all as though such payment had not been made or value received.

        10. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, and its respective heirs, trustees, successors and assigns,

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and  shall  inure  to the  benefit  of and be  enforceable  by the  Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.

        11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

        12. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand, overnight mail or mailed first class certified mail postage prepaid, return receipt requested, addressed as follows: if to the Guarantor, at the address set forth beneath its respective signature hereto, and if to the Bank, at One Landmark Square, 7th Floor, Stamford, Connecticut 06901, Attention: Christina P. Clark, or at such address as either party may designate in writing.

        13. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Connecticut. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of Connecticut or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the addresses specified in Section 12 hereof. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

        14. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.



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        15. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Bank as follows:

               (a) Incorporation; Good Standing. The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Guarantor.

               (b) Authorization. The execution, delivery and performance of this Guaranty and the transactions contemplated hereby and thereby (i) are within the authority of the Guarantor, (ii) have been duly authorized by all necessary proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Guarantor,
        (iv) do not conflict with any provision of the corporate charter or bylaws of the Guarantor and (v) do not conflict with any agreement or instrument binding upon the Guarantor except where such conflict would not have a material adverse effect on the business, assets or financial condition of the Guarantor, considered as a whole.

               (c) Enforceability. The execution and deliver of this Guaranty will result in valid and legally binding obligations of the Guarantor enforceable against it in accordance with the respective terms and provisions hereof except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to general principles of equity or the discretion of the court before which any proceeding therefor may be brought.

               (d) Financial Statements. There has been furnished to the Bank a consolidated balance sheet of the Guarantor as at June 30, 1998, and a consolidated statement of income of the Guarantor for the fiscal year then ended, certified by Ernst & Young. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Guarantor as the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Guarantor as of such date involving material amounts, known to the Guarantor, which were not disclosed in such balance sheet and the notes related thereto.



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               (e) No Material  Changes,  Etc.  Since June 30,  1998,  there has occurred no materially adverse change in the financial condition or business of the Guarantor as shown on or reflected in the consolidated balance sheet of the Guarantor as at such date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Guarantor, taken as a whole.

        16. COVENANTS. The Guarantor hereby covenants to the Bank that, so long as any of the Obligations remain outstanding or this Guaranty remains in effect, the Guarantor will furnish to the Bank (i) copies of the financial information required under ss.7(a) of the Grove Credit Agreement (as defined in the Credit Agreement) and (ii) together with such financial information, a copy of the most recent 10K filed with the Securities and Exchange Commission detailing the current salary and prior year bonuses (paid or deferred) of the Customer, such financial information to be delivered on or before May 1 of each calendar year.

        17. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION. The Guarantor hereby waives the Guarantor's right to a jury trial with respect to: (i) any action or claim arising out of any dispute in connection with this Guaranty, any rights or obligations hereunder or the performance of such rights and obligations; and,
(ii) any action or claim arising out of any dispute in connection with the Credit Agreement or any document, agreement or instrument executed in connection therewith (collectively, with the Credit Agreement and this Guaranty, the "LOAN DOCUMENTS"). Except as prohibited by law, the Guarantor hereby waives any right the Guarantor may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Guarantor (a) certifies that no representative, agent or attorney of the Bank has represented, expressly or otherwise, that the Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Bank have been induced to give credit to such Customer by, among other things, the waivers and certifications contained herein.

        The Guarantor hereby further agrees that the following courts: (i) State Court-any state or local court of the State of Connecticut; and (ii) Federal Court-United States District Court for the District of Connecticut, or at the option of the Bank, any court in which the Bank shall initiate legal or equitable proceedings and which has subject matter and personal jurisdiction over the matter and parties in controversy, shall have exclusive jurisdiction to hear and determine any claims or disputes between the undersigned and the Bank pertaining directly or indirectly to the Loan Documents or to any matter arising therefrom. The Guarantor expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in such courts, hereby waiving personal service of the summons and complaint, or other process or

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papers issued therein,  and agreeing that service of such summons and complaint, or other process or papers, may be made by registered or certified mail, return receipt requested, addressed to the undersigned at the address set forth below. Should the Guarantor fail to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing thereof, the Guarantor shall be deemed in default and an order and/or judgment may be entered against the Guarantor as demanded or prayed for in such summons, complaint, process or papers.

        The exclusive choice of forum set forth in this Guaranty shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under the Loan Documents to enforce the same in any appropriate jurisdiction.

        18. PREJUDGMENT REMEDY WAIVER; OTHER WAIVERS. THE GUARANTOR ACKNOWLEDGES THAT THIS GUARANTY IS PART OF A COMMERCIAL TRANSACTION WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES. THE GUARANTOR HEREBY WAIVES THE GUARANTOR'S RIGHT TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278a ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE BANK MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, THE GUARANTOR ACKNOWLEDGES THAT THE BANK'S ATTORNEY MAY, PURSUANT TO CONN. GEN. STAT. ss.52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. THE GUARANTOR ACKNOWLEDGES AND RESERVES THE GUARANTOR'S RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE BANK ACKNOWLEDGES THE GUARANTOR'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT.

        IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first appearing above.


                                      GROVE PROPERTY TRUST


                                      By: /s/Joseph R. LaBrosse
                                          -----------------------------
                                          Name:  Joseph R. LaBrosse
                                          Title: Chief Financial Officer

                                             Address:  598 Asylum Avenue
                                                       Hartford, CT 06105
                                             Telephone: (860) 246-1126
                                             Telecopy:  (860) 527-0401